EXHIBIT 10.8

                           NOVEON HOLDINGS, INC.

                     (FORMERLY PMD GROUP HOLDINGS INC.)

                   AMENDED AND RESTATED STOCK OPTION PLAN


                                 ARTICLE 1


                                  GENERAL

          1.1 Purpose. The purpose of this Noveon Holdings, Inc. Amended and Restated Stock Option Plan (the "Plan") is to provide for certain key employees, consultants and/or directors of Noveon Holdings, Inc., a Delaware corporation (the "Company"), and its subsidiaries and affiliates, an incentive (i) to join and/or remain in the service of the Company and its subsidiaries and affiliates, (ii) to maintain and enhance the long-term performance and profitability of the Company and its subsidiaries and affiliates and (iii) to acquire a proprietary interest in the success of the Company and its subsidiaries and affiliates.

          1.2 Definition of Certain Terms.

               (a)  "Agreement"  means  an  agreement  issued  pursuant  to
Section 2.1.

               (b) "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as amended.

               (d) "Committee" means the Committee appointed to administer the Plan in accordance with Section 1.3.

               (e) "Company" means Noveon Holdings, Inc., a Delaware corporation.

               (f) "Common Stock" means the shares of common stock, $.01 par value, of the Company and any other shares into which such common stock shall thereafter be exchanged by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

               (g) "IPO" means an initial underwritten public offering of the Common Stock registered under the Securities Act of 1933, as amended, whether for the sale of shares of Common Stock by the Company or by shareholders.

               (h) "Optionee" means an employee, consultant and/or director of the Company or any of its subsidiaries or affiliates who has been awarded any Option under this Plan.

               (i)  "Option"  means  a  "nonqualified"   stock  option,  as
described in Section 1.5, granted under the Plan.

               (j) "Plan" means this Noveon Holdings, Inc. Amended and Restated Stock Option Plan.

               (k) "Termination With Cause," with respect to any Optionee, means, unless otherwise set forth in an Option Agreement or an employment or similar agreement between the Company and an Optionee, termination by the Company or any of its subsidiaries or affiliates of such Optionee's employment for: (i) misappropriation of any significant monies or significant assets or properties of the Company or any subsidiary, (ii) commission of a felony or a crime involving moral turpitude, (iii) substantial and repeated failure to comply with directions of the Chief Executive Officer of the Company or other superior of the Optionee or the Board of Directors of the Company or any of its subsidiaries or affiliates,
(iv) gross negligence or willful misconduct, (v) chronic alcoholism or drug addiction together with Optionee's refusal to cooperate with or participate in counseling and/or treatment of same or (vi) any willful action or inaction of the Optionee which, in the reasonable opinion of the Board, constitutes dereliction (willful neglect or willful abandonment of assigned duties), or a material breach of Company or subsidiary policy or rules which, if susceptible to cure, is not cured by the Optionee within five (5) days following the Optionee's receipt of written notice from the Company advising the Optionee with reasonable specificity as to the action or inaction viewed by the Company or subsidiary to be dereliction or a material breach of Company or subsidiary policy or rules.

          1.3 Administration.

               (a) Subject to Section 1.3(e), the Plan shall be administered by a committee of the Board which shall consist of at least two directors and which shall have the power of the Board to authorize awards under the Plan. The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board.

               (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Agreement executed pursuant to Section 2.1 in accordance with the terms thereof, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to grant Options on such terms, not inconsistent with the Plan, as it shall determine.

               (c) The determination of the Committee on all matters relating to the Plan or any Agreement shall be conclusive.

               (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

               (e) Notwithstanding anything to the contrary contained herein: (i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term "Committee" as used herein shall be deemed to mean the Board.

               (f) Notwithstanding anything in the Plan to the contrary, with respect to any Optionee or eligible person who is resident outside of the United States, the Committee may, in its sole discretion, amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

          1.4 Persons Eligible for Awards. Awards under the Plan may be made from time to time to such key employees, consultants and/or directors of the Company or its subsidiaries and/or affiliates as the Committee shall in its sole discretion select.

          1.5 Types of Awards Under the Plan. Awards may be made under the Plan in the form of stock options, which shall be "nonqualified" stock options subject to the provisions of section 83 of the Code, all as more fully set forth in Article 2.

          1.6 Shares Available for Awards.

               (a) Subject to Section 3.4 (relating to adjustments upon changes in capitalization), the maximum number of shares of Common Stock with respect to which Options may be awarded under the Plan shall be equal to 394,444 shares. Shares of Common Stock covered by Options granted under the Plan which expire or terminate for any reason shall again become available for award under the Plan.

               (b) Shares that are issued upon the exercise of Options awarded under the Plan shall be authorized and unissued or treasury shares of Common Stock.

               (c) Without limiting the generality of the preceding provisions of this Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue new Options in substitution therefor, provided that the Options as so substituted shall satisfy all of the requirements of the Plan as of the date such new Options are awarded.

                                 ARTICLE 2

                               STOCK OPTIONS

          2.1 Agreements Evidencing Stock Options

               (a) Options awarded under the Plan shall be evidenced by Agreements which shall not be inconsistent with the terms and provisions of the Plan, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Without limiting the generality of the foregoing, the Committee may in any Agreement impose such restrictions or conditions upon the exercise of an Option or upon the sale or other disposition of the shares of Common Stock issuable upon exercise of an Option as the Committee may in its sole discretion determine. By accepting an award pursuant to the Plan each Optionee shall thereby agree that each such award and shares of Common Stock acquired upon exercise of an Option shall be subject to all of the terms and provisions of the Plan, including, but not limited to, the provisions of Section 1.3(d).

               (b) Each Agreement shall set forth the number of shares of Common Stock subject to the Option granted thereby.

               (c) Each Agreement relating to Options shall set forth the amount payable by the Optionee to the Company upon exercise of the Option evidenced thereby. Unless otherwise determined by the Committee, the Option exercise price per share of Common Stock shall be not less than the fair market value of the Common Stock on the date of grant, adjusted as determined by the Committee to reflect changes in capitalization as contemplated by Section 3.4.

          2.2 Term of Options. Each Agreement shall set forth the period during which the Option evidenced thereby shall be exercisable, whether in whole or in part, such periods to be determined by the Committee in its discretion.

          2.3  Exercise  of  Options.  Subject  to the  provisions  of this
Article 2, each Option granted under the Plan shall be exercisable as follows:

               (a) An Option shall become exercisable at such times and subject to such conditions as the applicable Agreement may provide or as subsequently determined by the Committee.

               (b) Unless the applicable Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such Option shall then be exercisable.

               (c) An Option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe.

               (d) Unless the applicable Agreement otherwise provides, any written notice of exercise of an Option shall be accompanied by payment of the exercise price for the shares being purchased. Such payment shall be made by certified or official bank check payable to the Company (or the equivalent thereof as may be set forth in an Agreement or as may be acceptable to the Committee). Subject to Section 3.10 of the Plan, as soon as practicable after receipt of such payment and the satisfaction of the withholding taxes referred to in Section 3.3, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased.

          2.4 Termination of Options.

               (a) Notwithstanding anything to the contrary in this Plan, except as the Agreement or the Committee may otherwise provide or as set forth in Section 2.4(b) or Section 2.4(d), Options granted to an Optionee (and already vested but not yet exercised) shall terminate on the date which is forty-five (45) days after termination of his employment with the Company for any reason (other than by reason of death or disability in which case the Options shall terminate on the date which is one hundred eighty (180) days after the date of such termination).

               (b) Notwithstanding anything to the contrary in this Plan, unless otherwise determined by the Committee or as set forth in an Agreement, all Options granted to an Optionee (whether vested or unvested) shall immediately expire and cease to be exercisable and all rights granted to an Optionee under this Plan and such Optionee's Agreement shall immediately expire in the event of a Termination With Cause of the Optionee by the Company at any time.

               (c) Unless the applicable Agreement expressly provides otherwise, Options awarded to Optionees under the terms of the Plan will be exercisable only in accordance with the following vesting schedule:

                                                         Cumulative
                                                         Percentage of
                  Applicable Date                        Total Shares
                  ---------------                        -------------

       On the first anniversary of the date of
       the Agreement                                          20%
       On the second anniversary of the date of
       the Agreement                                          40%
       On the third anniversary of the date of
       the Agreement                                          60%
       On the fourth anniversary of the date of
       the Agreement                                          80%
       On the fifth anniversary of the date of
       the Agreement                                         100%

The Committee may modify this vesting schedule in any manner that it deems appropriate in any Agreement or otherwise, and may provide different vesting schedules in different Agreements in its sole discretion. Except as the Committee may otherwise provide or as otherwise set forth in an Agreement, in the event that Optionee's employment with the Company is terminated for any reason prior to the date on which the Optionee's right to exercise the Options has fully vested pursuant to this Section 2.4(c), the unvested portion of the Options will immediately cease to be exercisable. The Committee may accelerate the vesting of any Options at any time.

               (d) Unless otherwise set forth in an Agreement or as determined by the Committee, in the event that an Optionee's employment with the Company is terminated for any reason (including, but not limited to, death or disability), if at the time of such termination the Common Stock is not publicly traded on a national securities exchange or over-the-counter market, the Company shall have the right, at its election, on giving ten days written notice to such Optionee to repurchase any and all shares of Common Stock acquired upon exercise of Options owned at the time of such termination by such Optionee, as well as any and all shares of Common Stock acquired upon exercise of Options owned by such Optionee at the time of such termination which are, or in connection with such termination become, vested. Such repurchase right may be exercised by the Company at any time after the shares of Common Stock have been owned of record by the Optionee for at least six months. The purchase price payable by the Company to the Optionee on exercise of its right to repurchase will be: (A) in the event such termination is a Termination With Cause, the lesser of the fair market value of the Common Stock which is being repurchased, determined as of the date of the repurchase, or the price paid by the Optionee; or (B) in the event such termination is by such Optionee or by the Company without Cause or by reason of death or disability, the greater of the fair market value of the Common Stock held by the Optionee which is being repurchased, determined as of the date of the repurchase, or the price paid by the Optionee. The fair market value will be determined by the Board in its absolute discretion, unless otherwise expressly set forth in the applicable Agreement.

               (e) Unless otherwise set forth in an Agreement or as determined by the Committee, in the event of a Non-Control Transaction (as hereinafter defined), (A) all outstanding Options shall remain outstanding and subject to the terms and conditions of the Plan and the related Agreements, including the vesting schedule contained in Section 2.4(c), and
(B) each Optionee shall be entitled to receive in respect of each share of Common Stock subject to the Option, upon exercise of such Option after the vesting thereof, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Non-Control Transaction in respect of a share. Unless otherwise set forth in an Agreement or as determined by the Committee, in the event of a Transaction (as hereinafter defined), 50% of the outstanding Options that have not then vested ("Outstanding Unvested Options") held by each Optionee then actively employed by the Company or any of its subsidiaries or affiliates shall immediately vest on the date of consummation of the Transaction (the "Transaction Date"). Any remaining Outstanding Unvested Options held by an Optionee shall immediately vest upon: (i) the first anniversary of the Transaction Date, if the Optionee is actively employed by the Company or any of its subsidiaries or affiliates on such first anniversary, or (ii) the date of termination of the Optionee's employment, if the Optionee's employment is involuntarily terminated (other than a Termination With Cause) between the Transaction Date and the first anniversary thereof. For purposes of the preceding sentence, an Optionee's employment shall be deemed to have been involuntarily terminated if the Optionee voluntarily terminates his or her employment promptly following a material reduction in such Optionee's (i) duties, title, or responsibilities or (ii) base salary, in either case from that in effect immediately prior to the Transaction; provided, that for the avoidance of doubt, a change in title, duties or responsibilities that is inherent in the fact of the occurrence of the Transaction, such as a change in title or reporting responsibilities that merely reflects that the Company is owned by another entity, will not by itself be deemed a material reduction for purposes of this sentence.

               Notwithstanding the foregoing, in the event of a Transaction or a Non-Control Transaction, outstanding Options may, in the Company's sole discretion and without the consent of the Optionee, be converted into or exchanged for substantially equivalent options to purchase shares of the surviving corporation. In addition, as of the Transaction Date, the Company shall also have the right to cancel any or all Options which have not been exercised as of the Transaction Date, subject to the payment of the purchase price described below. The purchase price payable by the Company to the Optionee upon the cancellation of each unexercised Option will be the aggregate fair market value of the Common Stock underlying each such Option determined as of the Transaction Date less the aggregate exercise price of each such Option. The fair market value will be determined in good faith by the Board based on the value being paid to or received by the holders of Common Stock in such Transaction for their shares of Common Stock.

               Unless otherwise provided in an Agreement or as determined by the Committee, "Transaction" means (i) the approval by partners or stockholders of the liquidation or dissolution of the Company, (ii) a sale or other disposition of 51% or more of the outstanding interests or voting stock, respectively, of the Company, (iii) the merger or consolidation of the Company with or into any entity, or (iv) a sale or other disposition of substantially all of the assets of the Company; provided, however, that the term "Transaction" shall exclude each transaction which is a "Non-Control Transaction." Unless otherwise provided in an Agreement or as determined by the Committee, the term "Non-Control Transaction" means (i) any transaction following which either (A) AEA Investors Inc. ("AEA") and/or its affiliates, participants, investors and/or employees (collectively, "AEA Entities"), or (B) DLJMB Funding III, Inc. ("DLJMB") and/or its affiliates, participants, investors, related investment funds and/or employees (collectively, "DLJMB Entities"), have not suffered a material reduction in percentage voting ownership from that in effect as of February 28, 2001 of the Company or any successor thereto (disregarding any reduction due to the grant or exercise of any Options or other stock-based compensatory awards to employees, consultants or directors of the Company or any of its affiliates); (ii) there is, after the transaction, no other person or group who owns a greater percentage of voting control over the purchasing or surviving entity than the AEA Entities or DLJMB Entities; provided that, for purposes of this clause, any transferee of substantially all of the interests in the Company held by either the AEA Entities or the DLJMB Entities shall itself be considered to be an AEA Entity or DLJMB Entity, as applicable; but provided further, that the foregoing proviso shall be applied only as to one of either the AEA Entities or DLJMB Entities, so that, for example, if any person acquires substantially all the interests in the Company held by AEA Entities, and any person subsequently acquires substantially all the interests in the Company held by the DLJMB Entities, such subsequent person shall not be deemed to be a DLJMB Entity for purposes of this clause; (iii) a merger or consolidation following which those persons who owned directly or indirectly a majority of the outstanding interests or shares of voting stock of PMD Investors I LP and PMD Investors II LP (collectively "PMD") and DLJMB and/or the Company immediately prior to such merger or consolidation will own directly or indirectly a majority of the outstanding interests or shares of voting stock of the surviving corporation; (iv) a sale or other disposition of interests or capital stock, respectively, of the Company following which those persons who owned directly or indirectly a majority of the outstanding interests or shares of voting stock immediately prior to such sale will own directly or indirectly a majority of the outstanding interests or shares of voting stock of the purchasing entity; (v) a sale or other disposition of substantially all of the assets of the Company to an AEA Entity, a DLJMB Entity or an affiliate of the Company; (vi) an IPO of the Company or (vii) any transaction following which any of the following, alone or in combination, constitute a majority of the directors of the Board or have a right to elect a majority of the Board: PMD, DLJMB, an AEA Entity, DLJMB Entity or any officers, directors, employees, participants, shareholders or agents of an AEA Entity or DLJMB Entity or partners of PMD or a DLJMB Entity.

                                 ARTICLE 3

                               MISCELLANEOUS


          3.1 Amendment of the Plan; Modification of Awards.

               (a) The Board may, without stockholder approval, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such suspension, discontinuance, revision or amendment shall adversely alter or impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made.

               (b) With the consent of the Optionee and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Agreements with such Optionee, for example, to (i) accelerate the time or times at which an Option may be exercised or (ii) extend the scheduled expiration date of the Option.

          3.2 Nonassignability. Unless otherwise provided in an Agreement or as determined by the Committee, no right granted to any Optionee under the Plan or under any Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. Unless otherwise determined by the Committee, during the life of the Optionee, all rights granted to the Optionee under the Plan or under any Agreement shall be exercisable only by him.

          3.3 Withholding of Taxes. The Company shall be entitled to withhold an amount sufficient to satisfy any federal, state and other governmental tax requirements related to an Option. Whenever, under the Plan, shares of Common Stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental tax withholding requirements related thereto, which may, in the sole discretion of the Committee, include delivery or withholding of shares of Common Stock.

          3.4 Adjustments Upon Changes in Capitalization. Except as otherwise provided in an Agreement, if and to the extent specified by the Committee, the exercise price for Options and the number of shares of Common Stock or other property which may be issued pursuant to the exercise of Options granted under the Plan shall be automatically adjusted to reflect any stock splits, reverse stock splits or dividends paid in the form of Common Stock and equitably adjusted as determined by the Committee to be appropriate and reasonable for any other increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of any other stock dividend or other extraordinary dividend after the effective date of this Plan, or other increase or decrease in the number of such shares of Common Stock or any substantial sale of the assets of the Company; provided, however, that, unless otherwise determined by the Committee, any Options to purchase fractional shares of Common Stock resulting from any such adjustment shall be eliminated. Adjustments under this Section 3.4 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

          3.5 Right of Discharge Reserved. Nothing in this Plan or in any Agreement shall confer upon any employee or other person the right to continue in the employment or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or service of such employee or other person.

          3.6 No Rights as a Stockholder. No Optionee or other person holding an Option shall have any of the rights of a stockholder of the Company with respect to shares subject to an Option until the issuance of a stock certificate to him for such shares. Except as otherwise provided in
Section 3.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          3.7 Nature of Payments.

               (a) Any and all payments of shares of Common Stock or cash hereunder shall be granted, transferred or paid in consideration of services performed by the Optionee for the Company or any of its subsidiaries or affiliates.

               (b) All such grants, issuances and payments shall constitute a special incentive payment to the Optionee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the Optionee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any of its subsidiaries or affiliates or (ii) any agreement between the Company or any of its subsidiaries or affiliates and the Optionee.

          3.8 Non-Uniform Determinations.

               The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, and (iii) the treatment of awards under the Plan pursuant to Section 3.4.

          3.9 Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company or any of its subsidiaries or affiliates or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          3.10 Restrictions.

               (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or the exercise of other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Committee is entitled under the Plan to make any payment in cash, Common Stock or both, and (ii) the Committee determines that a Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid. In such event, the Committee will use reasonable efforts to obtain such Consent.

               (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations, qualifications or similar requirements in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration, qualification or similar requirement or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

          3.11 This Plan and the agreements entered into hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

          3.12 Section Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

          3.13 Effective Date and Term of Plan.

               (a) This Plan shall be deemed adopted and become effective upon the approval thereof by the Board.

               (b) Subject to Section 3.1(a) hereof, the Plan shall terminate 10 years after the date on which it becomes effective, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to the date on which the Plan terminates shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

Adopted as of this 31st day of October, 2001.


By /s/ Christopher R. Clegg
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Title:  Christopher R. Clegg, Senior
             Vice President and Secretary